                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Reading Entertainment, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                          Reading Entertainment, Inc.

                                  -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1997

                                  -----------



TO THE STOCKHOLDERS OF READING ENTERTAINMENT, INC.:

     The Annual Meeting of Stockholders of Reading Entertainment, Inc., (the "Company") will be held on Tuesday, September 16, 1997 at 9:00 a.m., prevailing time, at the Cinema 1 Theater, 1001 Third Avenue, New York, New York for the following purposes:

     1. To elect six directors to serve until the expiration of their terms and until their successors are duly elected.

     2. To consider and take action upon a proposal to approve the 1997 Equity Incentive Plan.

     3. To consider and take action upon a proposal to approve the grant to James J. Cotter, Chairman of the Board of the Company, of an option to purchase, subject to satisfaction of certain conditions, up to 460,000 shares of Common Stock of the Company.

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     A complete list of stockholders entitled to vote at the Annual Meeting will be kept at the offices of the Company, 950 Third Avenue, 30th Floor, New York, New York, for examination by any stockholder, during ordinary business hours, for a period of not less than ten days prior to the Annual Meeting.

     The Board of Directors has fixed the close of business on August 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     A copy of the Company's Annual Report for the year ended December 31, 1996 and a quarterly report for the three and six-month periods ending June 30, 1997 are enclosed.

     Whether or not you expect to attend the Annual Meeting in person, please fill in, sign and return the enclosed form of proxy in the envelope provided.


                                    By Order of the Board of Directors,


                                    Robert F. Smerling, President

Dated: August 20, 1997

                          READING ENTERTAINMENT, INC.
                        One Penn Square West, Suite 1300
                       Philadelphia, Pennsylvania  19102
                                  215-569-3344

                                  -----------

                                PROXY STATEMENT

                                  -----------

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of Reading Entertainment, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders (the "Annual Meeting") of the Company to be held on Tuesday, September 16, 1997, at 9:00 a.m., prevailing time, and any adjournment or postponement thereof, at the Cinema 1 Theatres, 1001 Third Avenue, New York, New York. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about August 20, 1997.

                               VOTING AND PROXIES

     Only stockholders of record at the close of business on August 15, 1997, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date, the Company had outstanding 7,449,364 shares of common stock ("Common Stock"), each of which is entitled to one vote, and 70,000 shares of Series A Voting Cumulative Convertible Preferred Stock (the "Series A Stock") and 550,000 shares of Series B Voting Cumulative Convertible Preferred Stock (the "Series B Stock" and, together with the Series A Stock, the "Convertible Preferred Stock"), each of which is entitled to 9.64 votes.

     A stockholder giving a proxy may revoke it before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering a later dated proxy. Attendance at the meeting by a stockholder who has given a proxy will not have the effect of revoking it unless the stockholder gives such written notice of revocation to the Secretary before the proxy is voted.

     Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock and Convertible Preferred Stock present and entitled to vote at the Annual Meeting. Approval of each of the other proposals requires the affirmative vote of a majority of the votes cast on such proposal by the holders of the Common Stock and Convertible Preferred Stock, voting together as a single class. Management of the Company anticipates that Craig Corporation and its wholly-owned subsidiary Craig Management, Inc. (collectively "Craig"), which together own of record 5,165,516 shares of Common Stock and 550,000 shares of Series B Stock, will vote all of such shares in favor of the directors named herein and in favor of the other proposals described herein, although Craig has not given the Company notice of its intentions. If all such shares are so voted, such directors will be elected and the proposals will be approved.

     The presence, in person or by proxy, of the holders of shares of stock entitling them to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either for or against the proposal when determining whether a particular proposal has been approved.

                             ELECTION OF DIRECTORS


Beneficial Ownership of Common Stock and Voting Stock

     The following tables set forth certain information regarding the Common Stock and total voting stock (including the Series A Stock and the Series B Stock) of the Company owned on August 15, 1997 by (i) each person or group who is known by the Company to own beneficially more than 5% of any class of the Company's voting securities, (ii) each of the Company's directors and most highly compensated executive officers and (iii) all directors and officers of the Company as a group.


        5% Beneficial Owners
                                                               -----------------------------------------------------
                                                                             Convertible Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                                            Common Stock               Series A                     Series B
----------------------------------------------------------------------------------------------------------------------------------
                                        Amount                   Amount                       Amount                      Percent
                                      and Nature               and Nature                   and Nature                      of
                                          of       Percent         of          Percent          of         Percent        Voting
   Name and Address of                Beneficial      of       Beneficial         of        Beneficial        of          Stock
      Beneficial Owner                Ownership     Class      Ownership        Class       Ownership       Class          (1)
==================================================================================================================================
Craig Corporation
550 South Hope Street                 5,165,516      69.34         0              0          550,000         100          77.96
Los Angeles, CA 90071
----------------------------------------------------------------------------------------------------------------------------------
Citadel Holding Corporation
550 South Hope Street                    0             0         70,000          100            0             0            5.03
Los Angeles, CA 90071
----------------------------------------------------------------------------------------------------------------------------------

 Security Ownership of Management

                                                        Amount and
                                                         Nature of
                                                        Beneficial             Percentage of            Percentage of
Name of Beneficial Owner                                 Ownership    (3)       Common Stock    (3)      Voting Stock    (1)
------------------------                                 ---------              ------------             ------------
James J. Cotter....................................        271,232    (2)(4)            3.52                     1.98
Gregory R. Brundage................................              0                         0                        0
Edward L. Kane.....................................          9,000    (5)(6)               *                        *
B. John Rochester..................................              0                         0                        0
Robert F. Smerling.................................          9,000    (7)                  *                        *
John W. Sullivan...................................        172,359    (5)(8)            2.31                     1.28
Albert J. Tahmoush.................................          7,500    (5)                  *                        *
S. Craig Tompkins..................................         18,900    (2)(9)               *                        *
James A. Wunderle..................................          5,000    (10)                 *                        *
All Directors and Officers As a Group (12 Persons)         492,991    (11)              6.35                     3.59

*    Percentages of less than one percent have not been indicated.

(1) Gives effect to the voting rights of 70,000 shares of Series A Stock and 550,000 shares of Series B Stock, all of which are owned by a subsidiary of Citadel Holding Corporation (together with its subsidiaries "Citadel"), and Craig, respectively, both of which are entitled to cast 9.64 votes per share, voting together with the holders of the Common Stock and the other series of Convertible Preferred Stock, on any matters presented to stockholders of the Company.

(2) Craig filed a Schedule 13D dated June 19, 1989, stating that the shares have been purchased for investment purposes. Share information is presented as of a report filed on Form 4 with the SEC dated February 4, 1997. James J. Cotter is Chairman of the Board of the Company and Craig.
     S. Craig Tompkins is Vice Chairman of the Board of the Company and a Director and President of Craig. James J. Cotter is also a principal shareholder of Craig. Messrs. Cotter and Tompkins disclaim beneficial ownership of the Company's shares held by Craig.

(3) Includes outstanding shares of Common Stock and shares issuable within 60 days of August 15, 1997 upon the exercise of outstanding stock options. Does not include shares issuable upon exercise of stock options granted under the 1997 Equity Incentive Plan, which is subject to stockholder approval at the Annual Meeting.

(4) Includes 6,000 shares held in a profit sharing plan. Includes 265,232 shares which may be acquired through the exercise of stock options. Does not include shares issuable on exercise of an option to purchase, subject to the satisfaction of certain conditions, up to 460,000 shares of Common Stock, which option is subject to stockholder approval at the Annual Meeting.

(5) Includes 7,500 shares which may be acquired through the exercise of stock options.

(6)  Includes 1,500 shares held in a retirement account.

(7) Includes 9,000 shares which may be acquired through the exercise of stock options. If the 1997 Equity Incentive Plan is approved by stockholders at the Annual Meeting, the existing stock options will be surrendered in return for a grant of options to purchase 35,000 shares under the 1997 Equity Incentive Plan.

(8) Includes 55,520 shares owned by a family trust for which Mr. Sullivan serves as a trustee, 32,785 shares held in a trust for the benefit of Mr. Sullivan's daughter for which Mr. Sullivan serves as a trustee and 29,636 shares held in custodial accounts for Mr. Sullivan's son for which Mr. Sullivan serves as custodian. Excludes 100,920 shares held in a charitable foundation of which Mr. Sullivan serves as a director, as well as 66,100 shares held by other trusts (of which Mr. Sullivan is not a trustee) for the benefit of Mr. Sullivan's children as to which Mr. Sullivan disclaims beneficial ownership.

(9) Includes 17,500 shares which may be acquired through the exercise of stock options. If the 1997 Equity Incentive Plan is approved by stockholders, the existing options will be surrendered in return for a grant of options to purchase 20,000 shares under the 1997 Equity Incentive Plan. Excludes 200 shares held in Mr. Tompkins' wife's retirement plan and 500 shares held in a trust for Mr. Tompkins' minor child as to which Mr. Tompkins disclaims beneficial ownership.

(10) Includes 5,000 shares which may be acquired through the exercise of stock options. If the 1997 Equity Incentive Plan is approved by stockholders, the existing options will be surrendered in return for grant of options to purchase 17,000 shares under the 1997 Equity Incentive Plan.

(11) Includes 319,232 shares which may be acquired through the exercise of stock options. If the 1997 Equity Incentive Plan is approved by stockholders, options to acquire 31,500 shares will be surrendered in return for a grant of options to purchase 72,000 shares under the 1997 Equity Incentive Plan.


Nominees for Election

          Six directors are to be elected at the Annual Meeting. Each director will serve for a term of one year and until his successor has been elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees named below, all of whom are currently directors of the Company. If any nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office until the next Annual Meeting of Stockholders.

                The names of the nominees for director, together with certain information regarding them, are as follows:


Name                         Age  Position
----                         ---  --------

James J. Cotter(1)            58  Chairman of the Board, Chairman of the
                                     Executive Committee of the Board and a
                                     Director

Gregory R. Brundage(2)(4)     53  Director
Edward L. Kane(1)(2)(3)       59  Chairman of the Audit and Finance Committee
                                     of the Board and a Director

John W. Sullivan(1)(3)(4)     62  Chairman of the Compensation Committee of the
                                     Board and a Director

Albert J. Tahmoush(3)(4)      75  Chairman of the Conflicts Committee of the
                                     Board and a Director

S. Craig Tompkins             46  Vice Chairman of the Board and a Director

__________________________


(1) Member of the Executive Committee. The Executive Committee is appointed annually by the Board of Directors and exercises the authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors. The Executive Committee is also responsible for recommending to the Board of Directors nominees to be elected to the Board of Directors by the stockholders or by the Board of Directors in the case of vacancies which occur between meetings of the stockholders. Prior to the establishment of the Compensation Committee in October 1996, the Executive Committee was also responsible for recommending to the Board of Directors remuneration for senior management and officers of the Company, recommending compensation plans and the grant of options under the Company's stock option plans.

(2) Member of the Audit and Finance Committee. The Audit and Finance Committee is appointed annually by the Board of Directors to recommend the selection of independent auditors, review the scope and results of the annual audit, review financial results and status, review and assess the adequacy of the Company's accounting practices, financial controls and reporting systems and assess the financial planning functions of the Company. During 1996 the Audit and Finance Committee held one meeting.

(3) Member of the Compensation Committee. The Compensation Committee was formed in October 1996 and is responsible for recommending to the Board of Directors remuneration for senior management and officers of the Company, recommending adoption of compensation plans and the granting of options under the Company's stock option plan. The Compensation Committee held one meeting during 1996.

(4) Member of the Conflicts Committee. The Conflicts Committee was formed in October 1996 to evaluate and make recommendations to the Board of Directors concerning matters in which the Board of Directors or management may have a conflict of interest. No meetings were held in 1996.


     Mr. Cotter has been Chairman of the Board of Directors since December 1991, Chairman of the Company's Executive Committee since March 1992 and a director since September 1990. Mr. Cotter is the principal executive officer of the Company, serves as the Chairman of Reading Australia Pty. Limited ("Reading Australia"), a wholly-owned subsidiary of the Company and Chairman of Angelika Film Centers LLC ("AFC"), a limited liability company controlled by the Company. Mr. Cotter has been Chairman of the Board of Craig since 1988, and a director since 1985. Mr. Cotter has been a director and the Chairman of the Board of Citadel since 1991. Mr. Cotter has been a director and Chief Executive Officer of Townhouse Cinemas Corporation (motion picture exhibition) since 1987, Executive Vice President and a director of The Decurion Corporation (motion picture exhibition) since 1969 and a director of Stater Bros. Holdings, Inc. and its predecessors (retail grocery chain) since 1987. From 1988 through January 1992, Mr. Cotter also served as the President and a director of Cecelia Packing Corporation (a citrus grower and packer), a company wholly owned by Mr. Cotter. Mr. Cotter is also a director and Executive Vice President of Pacific Theatres, Inc., a wholly-owned subsidiary of The Decurion Corporation.

     Mr. Brundage has been a director of the Company since May 1996. Mr. Brundage has been a Managing Director of Furman Selz Incorporated since May 1996. From June 1987 through May 1996, Mr. Brundage was a Managing Director in the Investment Banking Division of PaineWebber Inc.

     Mr. Kane has been a director of the Company since 1989 and has been Chairman of the Company's Audit and Finance Committee since October 1995. Mr. Kane is an independent advisor to two unrelated healthcare corporations. Mr. Kane served as Vice President of SunSurgery Corporation from February through November 1995. From February 1993 through its acquisition by Sun Heathcare Group, Inc. in February 1995, Mr. Kane served as Chairman, Chief Executive Officer and a director of Altis Outpatient Services, Inc., which owned and operated ambulatory surgical centers. Mr. Kane served as President of the Company from December 1991 through January 1993 and was President of Craig from January 1988 through January 1993. Mr. Kane is a director of BDI Investment Corporation and until June 1996, served as a director of Craig.

     Mr. Sullivan has been a director of the Company since January 1981. Mr. Sullivan was Chairman of the Board of the Company from April 1986 through December 1991. He was Chief Executive Officer of the Company from January 1981 to October 1986 and was President from January 1981 until April 1986. Mr. Sullivan is engaged in real estate development.

     Mr. Tahmoush has been a director of the Company since January 1981. From March 1977 until his retirement in August 1985, he was Chairman, President and Chief Executive Officer of Frank B. Hall & Co., Inc., an insurance broker. He is also a director and Deputy Chairman of UBAF Arab American Bank.

     Mr. Tompkins has served as a director of the Company since March 1993 and has served as Vice Chairman of the Board of Directors of the Company since January 1997. Mr. Tompkins served as President of the Company from March 1993 through January 1997. He serves as the Vice Chairman of Reading Cinemas of Puerto Rico, Inc., a subsidiary of the Company, as Vice Chairman of Reading Australia and Vice Chairman of AFC. Mr. Tompkins is President and a director of Craig and has served in such position since March 1993. Prior thereto, Mr. Tompkins was a partner in the law firm of Gibson, Dunn & Crutcher for more than five years. Mr. Tompkins has been a director of Citadel since May 1993, became Vice Chairman in August 1994, and Secretary, Treasurer and Principal Accounting Officer in September 1994. Mr. Tompkins has served as a director of G&L Realty Corp., a New York Stock Exchange listed REIT, since December 1993.

Director Compensation

     Directors who are not employees of the Company receive an annual retainer of $24,000, except for the Chairmen of the Audit and Finance Committee, the Compensation Committee and the Conflicts Committee, each of whom receives an annual retainer of $26,000. The Chairman of the Board receives an annual retainer of $150,000. No separate fees are paid for meetings of the Board or committee meetings.

     In March 1996, in connection with the Company's acquisition of Citadel common stock from Craig and a capital funding agreement between the Company and Craig pursuant to which the Company and Craig each contributed $12.5 million to Reading International Cinemas LLC ("Reading International") (then owned in equal shares by the Company and Craig) and each agreed to commit to contribute an additional $37.5 million on an as needed basis to Reading International, the Board of Directors established an independent committee of the Board of Directors comprised of Albert J. Tahmoush and John W. Sullivan to review and negotiate the terms of the purchase of the Citadel common stock and the capital funding transaction. The committee held four meetings. In addition, in May 1996 in connection with the development of a Company recapitalization plan (the "Stock Transactions"), it was determined that it would be in the best interests of the Company and Craig, and their respective stockholders, if each were represented by an independent committee comprised entirely of independent directors. An independent committee was appointed by the Board to study and review, negotiate, evaluate the fairness of, and recommend to the entire Board whether terms of the Stock Transactions were fair and in the best interest of Reading Company and its shareholders. Messrs. Sullivan, Tahmoush and Brundage served on the independent committee which was established to develop the Stock Transactions. This committee held 10 meetings.

     Messrs. Tahmoush and Sullivan each received $23,000 in addition to payments for their services as directors for their services on independent committees of the Board of Directors. Mr. Brundage received $20,000 for his service on an independent committee in addition to payment for his services as a director of the Company.

     Edward L. Kane received $20,000 during 1996 for services provided to the Company with respect to advice on certain tax matters.

                 THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

Executive Officers

     The names of the executive officers of the Company, other than the nominees for director, together with certain information regarding them, are as follows:

Name                         Age      Position
----                         ---      --------
Robert F. Smerling            62      President
John Foley                    46      Vice President-Marketing
Charles S. Groshon            43      Vice President
Eileen M. Mahady              31      Controller
B. John Rochester             53      Chief Executive Officer, Australian Cinema
                                         Operations and Reading Australia
James A. Wunderle             45      Executive Vice President, Chief Financial
                                         Officer and Treasurer

     Mr. Smerling was appointed President of the Company in January 1997. Mr. Smerling was retained in November 1993 to serve as the Chief Executive Officer of the Company's cinema operations. Mr. Smerling served as President of Loews Theatres Management Corporation (now SONY Theatres), a subsidiary of Sony Corporation, from May 1990 until November 1993. Mr. Smerling also serves as President and Chief Executive Officer of City Cinemas Corporation ("City Cinemas"). Mr. Smerling has over 35 years experience in the motion picture exhibition industry.

     Mr. Foley has served as Vice President-Marketing since April 1997 and in this capacity provides booking and site identification services to the Company. Prior to joining the Company, Mr. Foley was the President of Distribution for Miramax Films, where he, among other things, developed and implemented the distribution plan for The English Patient, the winner of nine Academy Awards and one of the most profitable art films of all time. Prior to joining Miramax in 1994, Mr. Foley was the President of Distribution of MGM/UA form 1989 through 1993. Mr. Foley also serves as a Vice President of City Cinemas.

     Mr. Groshon has been a Vice President of the Company since December 1988. Prior thereto he served the Company in various accounting positions.

     Ms. Mahady has been the Controller of the Company since April 1990. Prior to joining the Company, she was a senior auditor with Ernst & Young.

     Mr. Rochester has been the Chief Executive Officer of the Company's Australian cinema operations since November 1995. From 1990 through 1995, Mr. Rochester was the Managing Director of Television & Media Services Ltd. (formerly Hoyts Entertainment Ltd.). He also served in several other executive offices for that organization since 1987. Mr. Rochester has more than 21 years of experience in the motion picture exhibition industry.

     Mr. Wunderle has been Chief Financial Officer of the Company since January 1987 and Executive Vice President, Treasurer and Chief Financial Officer since December 1988. Mr. Wunderle was the Chief Operating Officer of the Company from February 1990 through December 1996. He has been Treasurer since March 1986.

Executive Compensation

     I.      Summary Compensation Table

     The following table shows, for the years ending December 31, 1996, 1995 and 1994, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the five most highly compensated executive officers of the Company whose compensation exceeded $100,000 in all capacities in which they served:

                                                                                                                Long Term
                                                                  Annual Compensation                             Awards
                                                  ------------------------------------------------------------------------
                                                                                        Other Annual
                                                   Salary              Bonus            Compensation              Options
Name and Principal Position           Year           ($)                ($)                  ($)                    (#)
-----------------------------------   ----        --------            -------          --------------            ---------
James J. Cotter/(1)/                  1996                                                 $150,000/(2)/
  Chairman of the Board of Directors
                                      1995                                                  150,000

                                      1994                                                  150,000


S. Craig Tompkins/(3)/                1996        $180,000 /(2)/
  President
                                      1995         180,000

                                      1994         180,000


Robert F. Smerling/(4)/               1996         175,000            $60,000
President, Reading Cinemas of
  Puerto Rico, Inc.                   1995         175,000

                                      1994         175,000


B. John Rochester                     1996         156,620
  President and Chief Executive
  Officer, Reading Australia Pty Ltd. 1995          39,155 /(5)/


James A. Wunderle                     1996         130,000            70,000
  Executive Vice President, Chief
  Operating Officer, Chief Financial  1995         130,000            52,500
  Officer and Treasurer
                                      1994         120,000            50,000



(1) Mr. Cotter receives a fee for his services as Chairman of the Board of Directors of $150,000 per annum. In August 1997, Mr. Cotter received a $475,000 bonus.

(2) Does not include $45,000 paid to Mr. Cotter or $30,000 paid to Mr. Tompkins by Citadel for services provided to Citadel.

(3) Mr. Tompkins resigned as President and was appointed Vice Chairman of the Board of Directors effective January 17, 1997.

(4) Mr. Smerling was appointed President of the Company effective January 17, 1997.

(5)  Mr. Rochester was retained effective November 1995.


II.  Option Grant Table

     No options were granted under the Company's 1992 Non-Qualified Stock Option Plan during the year ended December 31, 1996 to any of the persons named in the Summary Compensation Table above.


III. Option Exercises and Year-End Table

     The following sets forth information with respect to the options held by the persons named in the Summary Compensation Table above as of December 31, 1996. No options were exercised by such persons during the fiscal year ended December 31, 1996 and none of the options held by such persons at December 31, 1996 had exercise prices which were below the market price of the Common Stock as of that date. All of such options have an exercise price of $14.00 per share, except those held by Mr. Wunderle which have an exercise price of $12.50 per share.

                        Fiscal Year-End Option Values

                                      Number of Unexercised
                                       Options at 12/31/96
                                      ---------------------
                                          # Exercisable /
                Name                       Unexercisable
                --------------------  ---------------------
                James J. Cotter         265,232  /        0
                S. Craig Tompkins        17,500  /        0
                Robert F. Smerling        9,000  /    6,000
                James A. Wunderle         5,000  /        0

Employment Arrangements

     Mr. Tompkins is entitled to a severance payment equal to his annual base salary and continuation of medical and insurance benefits for one year in the event that his employment is involuntarily terminated and no change in control of the Company has occurred. Mr. Tompkins is entitled to a severance payment equal to two years annual salary in the event that a change in control of the Company occurs.

     Mr. Rochester is employed under the terms of an employment contract with an initial term of two years beginning January 1, 1996, with automatic renewal terms of one year each. The agreement provides for an incentive payment to Mr. Rochester after the fourth anniversary of the agreement, based on a multiple of cash flow of the Company's Australian theater operations. Under the agreement, in the event Mr. Rochester's employment is terminated by the Company without cause, he will be entitled to receive such incentive payment plus 17 payments, each equal to his monthly remuneration, if such termination is during the initial term, or 11 such monthly payments if such termination is after the initial term. Mr. Rochester is entitled to receive a lump sum distribution of such amounts, as applicable, if the Company and Craig both withdraw from any material investment or involvement in the Australian operations and he is not granted employment under comparable terms.

     Messrs. Smerling, Wunderle and Groshon and Ms. Mahady are entitled to receive payment equal to twelve, twelve, nine and four months, respectively, of annual base salary in the event their individual employment with the Company is involuntarily terminated.


Compensation Committee Interlocks and Insider Participation

     Mr. Sullivan, Chairman of the Compensation Committee, served as the President and Chief Executive Officer of the Company from 1981 through 1986. Mr. Kane, also a member of the Compensation Committee, served as President of the Company from December 1991 through January 1993. Messrs. Sullivan, Kane and James J. Cotter, the Company's Chairman, are members of the Executive Committee of the Board of Directors, which committee was responsible for compensation matters prior to the establishment of the Compensation Committee in October 1996.


Certain Transactions

     In 1996 and 1997 the Company's Board of Directors voted to waive the transfer restrictions imposed by the provisions of the Company's capital stock to the extent necessary to permit Craig to acquire additional shares of the Company's capital stock. The transfer provisions prohibit a party from acquiring more than 4.75% of the Company's outstanding capital stock without the permission of the Company's Board of Directors and are intended to assure the continuing availability of the Company's federal tax loss carryforwards by precluding a change in control which could limit the value of the carryforwards. Prior to granting the waiver of the restrictions, the Board of Directors had determined that acquisition of the shares by Craig would not affect the continuing availability of the Company's federal tax loss carryforwards.

     On October 15, 1996, the Company completed the Stock Transactions with Craig and Citadel. In the Stock Transactions, the Company issued (i) 70,000 shares of Series A Stock to Citadel, and granted certain contractual rights to Citadel, in return for $7 million in cash and (ii) 550,000 shares of Series B Stock and 2,476,190 shares of Common Stock to Craig in exchange for certain assets owned by Craig. The assets acquired by the Company from Craig consisted of 693,350 shares of Stater Bros. Holdings, Inc., Series B Preferred Stock, Craig's 50% membership interest in Reading International, of which an indirectly wholly-owned subsidiary of the Company was the sole other member, and 1,329,114 shares of Citadel's 3% Cumulative Voting Convertible Preferred Stock.

     The contractual rights granted to Citadel provide Citadel with the right, exercisable at any time until 30 days after the Company files its Annual Report on Form 10-K for the year ending December 31, 1999, to require the Company to acquire substantially all of Citadel's assets, and assume related liabilities for shares of Common Stock (the "Asset Put").

     In 1996, the Company and Sutton Hill Associates ("Sutton Hill"), a partnership which is owned by Mr. Cotter and another principal stockholder of Craig, acquired, for approximately $12,429,000, the Angelika Film Center (the "Angelika"), a multiplex theater located in New York City. The Company and Sutton Hill formed AFC, a limited liability company, to hold their interest in the Angelika.

     The Company contributed 83.3% of the capital of AFC and Sutton Hill contributed the remaining 16.7%. The operating agreement of AFC provides that all depreciation and amortization (the "Special Deductions") will first be allocated to Sutton Hill until the aggregate amount of such Special Deductions equals Sutton Hill's initial investment. Thereafter, the Company will receive all Special Deductions until the relative ownership interests are equal to the initial ownership interests of the parties. Sutton Hill has agreed to subordinate its interest in AFC to the Company's interest in order to permit the company to pledge AFC and its assets as collateral to secure borrowings by the Company. In addition, Sutton Hill has agreed that the Company will be entitled to receive up to 100% of the proceeds of borrowings of AFC, up to the amount of the Company's initial capital contributions to AFC.

     AFC is managed by City Cinemas pursuant to the terms of a management agreement (the "Management Agreement"). The Management Agreement provides for City Cinemas to manage the Angelika for a minimum annual fee of $125,000 plus an incentive fee equal to 50% of cash flow (as defined in the Management Agreement) over prespecified levels, provided however that the maximum annual fee (minimum fee plus incentive fee) may not exceed 5% of the Angelika's annual revenues. City Cinemas is owned by Sutton Hill.

     Mr. Smerling serves as President of the Company and City Cinemas. The Company and City Cinemas entered into an Executive Sharing Agreement pursuant to which Mr. Smerling provides services to both the Company and City Cinemas and the cost of such services is shared by the parties, if such costs cannot be allocated directly to such parties. John Foley, Vice President-Marketing of the Company, also serves as Vice President of City Cinemas.

     In November 1995, the Company and Craig formed Reading International to develop and operate multiplex cinemas in Australia. On March 29, 1996, the Company and Craig entered into a capital funding agreement (the "Capital Funding Agreement") pursuant to which they agreed to increase the capital committed by the Company and Craig to Reading International from $10 million to approximately $103 million through a combination of cash contributions and secured capital funding undertakings. Under the terms of the Capital Funding Agreement, the Company and Craig each agreed to immediately contribute to Reading International an additional $12,500,000 in cash, for an aggregate $25,000,000. These amounts were fully funded by the parties. In addition, the Company and Craig undertook to contribute up to an additional $37,500,000 each, for an aggregate future commitment of $75,000,000 on an as needed basis. The Capital Funding Agreement was terminated at the closing of the Stock Transactions.

     On March 29, 1996, the Company purchased from Craig 1,564,473 shares of the common stock of Citadel for an aggregate purchase price of $3,324,505, representing slightly less than $2.125 per share. The closing price of the Citadel common stock on the American Stock Exchange on March 28, 1996 was $2.25 per share. The Company paid Craig for the Citadel common stock with a five-year unsecured promissory note in the principal amount of $3,324,505 which provided for the payment of interest at a rate equal to the London Interbank Offered Rate plus 2.25%. The note was retired in July 1996. The Company also acquired from Craig a one year option to acquire 1,329,114 shares of preferred stock of Citadel held by Craig and an option to acquire, under certain circumstances, a warrant held by Craig to acquire 666,000 shares of Citadel's common stock. The options were canceled at the closing of the Stock Transactions.

     The Company utilizes the services of certain Citadel employees, including the President and Chief Executive Officer of Citadel, for real estate advisory services. The Company pays Citadel for such services at a rate which is believed to approximate the fair market value of such services which amount currently totals $20,000 per month.

     While a Managing Director of PaineWebber Incorporated, Mr. Brundage advised Citadel in connection with its 1993 rights offering and advised Craig in connection with its 1990 public offering of its Class A Common Preference Stock.

     In 1996 and January 1997 the Company loaned Robert F. Smerling, President of the Company, a total of $70,000 pursuant to a promissory note payable upon demand. The note is interest free.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports to ownership and changes in ownership with the Securities Exchange Commission (the "SEC"). The SEC rules also require such reporting persons to furnish the Company with a copy of all Section 16(a) forms they file.

     Based solely on a review of the copies of the forms which the Company received and written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its reporting persons were complied with except as follows: Mr. John W. Sullivan failed to report changes in the nature of his beneficial ownership in 1994, Mr. Sullivan failed to report on Form 3 initial statements of beneficial ownership of securities for two trusts with which he is affiliated and Mr. Robert F. Smerling failed to file a report on a timely basis of one transaction regarding the disposition of shares he sold in 1996. Both Mr. Sullivan and Mr. Smerling have since filed the appropriate reports with the SEC.



                 Executive Committee of the Board of Directors
                             Report on Compensation

     The Executive Committee of the Board of Directors served as the Company's Compensation Committee through October 1996 when the Compensation Committee was formed. The Compensation Committee has established compensation policies and will be responsible for compensation matters in 1997. The Executive Committee was responsible for recommending to the Board of Directors the compensation policies of the Company during 1996 and prior years. The following report on compensation was prepared by the Executive Committee and reflects the Company's compensation policies for 1996. Members of the Committee who were also executive officers of the Company did not participate in decisions concerning their own compensation but participate in the formulation of policies and specific decisions relating to other officers of the Company.

Components of Officers' Compensation:

     General Statement: The Company intends to expand its operations in the Beyond-the-Home-Entertainment business through the acquisition or development of operating businesses. Successful implementation of this strategic plan will result in a transition away from the Company's historical real estate business. In order to attract and maintain superior management personnel to effect such a transition, the Company must maintain a competitive salary and compensation program. Since the Company's line of business is changing, the Executive Committee views the scope of responsibilities of executive positions to be the most relevant factor in determining competitive salary rather than comparisons with businesses in similar historical lines of business. Other factors considered in establishing compensation of the Company's officers include qualitative factors relating to the Company's progress in making its transition, personal performance and the amount which must be paid in the market in order to attract management capable of redirecting the Company's operations.


Specific components of officers' compensation follow:

          Base Salary - Base salary is established based upon a general review by the Executive Committee of comparable compensation for positions requiring similar skills and capabilities and reflects the performance of the officer in fulfilling his or her duties. Base salary does not directly reflect the financial performance of the Company.

          Discretionary Bonus - The Company may award officers an annual bonus in an amount to be determined by the Executive Committee. The Executive Committee considers such factors as it deems appropriate in determining such bonuses. Factors considered in the past include acquisitions, resolution of significant litigation, effectiveness in downsizing of Company operations, the completion of asset sales, environmental remediation projects and furtherance of the Company's strategic plan.


Compensation of Chief Executive Officer

     Mr. Cotter is the principal executive officer of the Company and has therefore served in a capacity similar to the chief executive officer of the Company. At the time Mr. Cotter became the Chairman of the Board of Directors in December 1991, the Board of Directors approved a resolution which provided that the Chairman of the Board is to receive an annual retainer of $150,000.
The amount of the retainer was based upon the Executive Committee's and the Board of Directors' belief that a retainer of this amount was appropriate for an executive of Mr. Cotter's experience and background and his anticipated role in the redirection of the Company's operations. Payment of such retainer is not dependent upon or related to the financial performance of the Company.





James J. Cotter, Chairman
Edward L. Kane
John W. Sullivan

Performance Graph


     The following line graph compares the cumulative total stockholder return on Reading Company's Class A Common Stock from December 31, 1991 through October 15, 1996 and Reading Entertainment, Inc.'s Common Stock from October 16, 1996 through December 31, 1996 against the cumulative total return of the Center for Research in Securities Prices ("CRSP") Total Return Index for the Nasdaq National Market (U.S. Companies), the cumulative total return of the Company's current peer group, the CRSP Total Return Index for Nasdaq, New York Stock Exchange (NYSE), and American Stock Exchange ("AMEX") Companies in the SIC Group Code 7830-7839 (motion picture theaters and allied businesses), and the cumulative total return of the Company's former peer group, the CRSP Total Return Index for Nasdaq Companies in the SIC Group Code 6500-6599 (real estate) over the same period. The graph assumes a one hundred dollar ($100) investment on December 31, 1991 and reinvestment of all dividends on a daily basis.

     The Company has in the past measured its performance against that of the real estate industry in the compilation of this graph; that information is presented here for continuity to prior periods. In light of recent developments in the direction of the Company and its entry into the "Beyond-the-Home" segment of the entertainment industry, management believes current performance is more appropriately compared to the new peer group and has chosen to use results from all the major markets in order to present as comprehensive a comparison as is available.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    1991    1992    1993    1994    1995    1996
--------------------------------------------------------------------------------
Reading Company/Reading
 Entertainment, Inc.              100.00   95.00  107.50  111.30   91.30  102.50
--------------------------------------------------------------------------------
Nasdaq Stock Market (US           100.00  116.40  133.60  130.60  184.70  227.20
 Companies)
--------------------------------------------------------------------------------
Nasdaq SIC Codes 6500 - 6599      100.00   95.30  105.40  107.00  117.20  139.50
 (Real Estate)
--------------------------------------------------------------------------------
NYSE/AMEX/Nasdaq Stock Markets    100.00  109.70  122.00  121.40  165.50  200.60
 (US Companies)
--------------------------------------------------------------------------------
NYSE/AMEX/Nasdaq SIC Codes        100.00  175.10  207.20  206.70  259.80  296.90
 7830 - 7839 (Motion Picture
 Theaters)
--------------------------------------------------------------------------------
Baseline                          100.00  100.00  100.00  100.00  100.00  100.00
--------------------------------------------------------------------------------

                        EQUITY INCENTIVE PLAN PROPOSAL

     Prior to April 18, 1997, the Company had options outstanding under three stock option plans (collectively, the "Old Plans"): the 1982 Incentive Stock Option Plan, the 1982 Non-Qualified Option Plan, and the 1992 Non-Qualified Stock Option Plan. Each of the Old Plans had originally been adopted by Reading Company, and was adopted by the Company in connection with the 1996 reorganization of the Company as a holding company. The 1982 Incentive Stock Option Plan and the 1982 Non-Qualified Option Plan have expired. Although there are 157,268 shares remaining available for grants under the 1992 Non-Qualified Stock Option Plan (which will remain in effect), that plan only permits grants of non-qualified stock options ("NSOs"), and the Board determined it advisable for the Company to have the flexibility to grant incentive stock options ("ISOs") as well.

     Accordingly, on April 18, 1997, the Board adopted the 1997 Equity Incentive Plan (the "1997 Plan"), subject to stockholder approval at the Annual Meeting, to provide for the grant of options to purchase shares of Common Stock to officers, key employees, and outside directors of the Company and its parent and subsidiaries. As of August 15, 1997, there were approximately 15 officers, key employees, and outside directors of the Company and its parent and subsidiaries who were eligible to participate in the 1997 Plan.

     The Board of Directors of the Company believes that stock options are important to attract, and encourage the continued employment and service of, officers, other key employees, and outside directors, by providing incentives and enabling them to participate directly in the growth of the Company. The Company intends that the 1997 Plan will facilitate securing, retaining, and motivating management employees and outside directors of high caliber and potential.

     The adoption of the 1997 Plan is subject to stockholder approval at the Annual Meeting. Shareholder approval will allow the Company to obtain a tax deduction for the full amount allowable with respect to the exercise of NSOs granted under the 1997 Plan and will also provide the Company with the flexibility to grant ISOs. Stockholder approval is also required pursuant to the rules of the Nasdaq National Market and the Philadelphia Stock Exchange. The Board of Directors recommends that the 1997 Plan be approved.

     The principal provisions of the 1997 Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 1997 Plan. A copy of the 1997 Plan is attached hereto as Exhibit A and is incorporated herein by reference.

     Administration. The 1997 Plan will be administered by the Compensation Committee, which, subject to the terms of the 1997 Plan, has the sole authority to determine the employees and outside directors to whom options will be granted under the 1997 Plan; to determine the time when options will be granted; to interpret the provisions of the 1997 Plan; and to make all other determinations necessary or advisable for the administration of the 1997 Plan.

     The Company intends that grants of options under the 1997 Plan will be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3 promulgated thereunder, which exempts certain short-swing gains from recapture by the Company. Accordingly, to satisfy the requirements of Rule 16b-3, the Company anticipates that the Compensation Committee will be comprised exclusively of two or more "non-employee directors," as defined in Rule 16b-3, or that the Compensation Committee will take other actions as may be necessary to satisfy the conditions of such rule.

     Shares Authorized. The 1997 Plan authorizes the Committee to grant options to purchase up to 200,000 shares of Common Stock. The 1997 Plan authorizes the Compensation Committee to grant to holders of outstanding options, in exchange for the surrender and cancellation of such options, new options having purchase prices lower than provided in the surrendered options. The 1997 Plan also authorizes the grant of options in substitution for stock options held by employees of other corporations acquired by the Company.

     Type of Options. The 1997 Plan authorizes the Compensation Committee to grant options which qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as NSOs which do not so qualify.

     Exercise Price. The exercise price per share of any option granted under the 1997 Plan may not be less than the fair market value per share of the Common Stock on the date the Option is granted, as determined by the Compensation Committee in accordance with the 1997 Plan. Under the Code and the 1997 Plan, the exercise price for an ISO granted to a person then owning more than 10% of the voting power of all classes of the Company's stock may not be less than 110% of the fair market value of the Common Stock on the date of grant. In addition, under the Code and the 1997 Plan, the aggregate fair market value of the Common Stock (determined at the time the option is granted) with respect to which ISOs are exercisable for the first time by any individual during any calendar year (under all option plans of the Company and its subsidiaries) may not exceed $100,000.

     Exercise Term. Unless otherwise determined by the Compensation Committee, each option will become exercisable in four equal annual installments commencing on the first anniversary of the date of grant. The Compensation Committee may provide that any unexercisable portion of an option will become exercisable at the time an optionee ceases to be an employee or director of the Company or any subsidiary for any reason other than resignation or a discharge or removal for cause. No option may be exercisable after ten years from its date of grant; any ISO granted to a person owning more than 10% of the voting power of all classes of the Company's stock must expire no later than five years from the date of grant. The 1997 Plan provides the Compensation Committee the power to establish any conditions to be met before options become exercisable or to permit an acceleration of the time to exercise any options.

     Payment for Shares. The 1997 Plan permits optionees to pay the purchase price under any exercised options in cash, by delivery of shares of Common Stock already owned by the optionee at fair market value, including shares obtained through exercise of an Option granted hereunder, or a combination thereof, as the Compensation Committee may determine.

     Transferability. Options under the 1997 Plan will not be transferable other than by will or by the laws of descent and distribution.

     Amendment or Termination. The Compensation Committee may terminate or amend the 1997 Plan at any time. The termination or any modification or amendment of the 1997 Plan will not, without the consent of an optionee, affect the optionee's rights under an outstanding option. Under the Code, to maintain the ability to grant ISOs under the 1997 Plan, the Company would need stockholder approval of any amendments which would increase the number of shares subject to the 1997 Plan (other than in connection with a recapitalization, stock split, reorganization, or similar adjustment) or change the class of persons eligible to receive options.

     Effective Date and Termination Date. The 1997 Plan became effective April 18, 1997; provided that if stockholders do not approve the 1997 Plan at the Annual Meeting, the 1997 Plan and any options granted thereunder will terminate and become null and void. No option may be granted under the 1997 Plan after April 17, 2007.

     Tax Considerations. Under current Federal income tax laws, the grant of an option is not a taxable event for the optionee or the Company. Stock options granted under the 1997 Plan will generally have the following tax consequences:
A holder of an ISO will not be taxed until the holder sells the stock received upon the exercise of the option, provided the holder does not sell such shares until the later of two years from the date of grant and one year from the date of exercise. In such case the entire spread between the sale proceeds and the ISO exercise price will be treated as capital gain. A holder of an NSO will receive ordinary income upon exercise of the option in an amount equal to the spread between the value of the purchased stock on the date of exercise and the exercise price.

     Grants. The following table provides certain information regarding options granted to date under the 1997 Plan to the persons and groups indicated. Each grant was made on the condition that the recipient surrender any options held under the Old Plans.

                          1997 Equity Incentive Plan


                                                                 Value of
                              Number of                        Options as of
                               Options      Exercise Price      August 15,
     Name and Position        Granted(1)     Per Share(2)         1997(3)

S. Craig Tompkins, Vice         20,000             $12.80             ---
 Chairman
Robert Smerling, President      35,000             $12.80             ---
James A. Wunderle,              17,000             $12.80             ---
 Executive Vice President,
 Chief Financial Officer,
 and Treasurer
John Foley, Vice                20,000             $12.80             ---
 President, Marketing
Ellen Cotter, Vice              10,000             $12.80             ---
 President, Business
 Affairs, Angelika
 Cinemas, Inc.*
Charles S. Groshon, Vice         5,000             $12.80             ---
 President
Eileen M. Mahady,                5,000             $12.80             ---
 Controller
All current executive          102,000             $12.80             ---
 officers as a group (7
 persons)
All employees as a group       112,000             $12.80             ---

     *Ms. Cotter is the daughter of James J. Cotter

(1) All options become exercisable in four equal installments commencing one year from date of grant, except for options granted to Robert F. Smerling, which become exercisable in four installments of 8,500 shares each commencing one year from date of grant and a fifth installment of the remaining 1,000 shares.

(2) The exercise price of all options exceeded the fair market value of a share of Common Stock on the date of grant. On April 18, 1997, the date of grant of all options other than those to Ellen Cotter, the closing price for the Common Stock on the Nasdaq National Market was $11 1/2 per share. On May 28, 1997, the date of grant of options to Ms. Cotter, the closing price on the Nasdaq National Market was $11 3/8 per share. The exercise price approximated the fully-diluted book value of the Company on a per share basis, assuming conversion into Common Stock of all of the outstanding Convertible Preferred Stock and the exercise of the Asset Put.

(3) The "value" of the options is equal to (i) the closing sales price of the Common Stock on the Nasdaq National Market on August 15, 1997, minus the $12.80 per share exercise price, (ii) multiplied by the number of shares of Common Stock underlying each option. Since the closing price of the Common Stock on August 15, 1997 was $11.25 per share, less than the exercise price, the value of the options as so determined was zero. The foregoing calculation does not purport to represent the actual value of the options to recipients.


     Adoption of the 1997 Plan requires the affirmative vote of a majority of the votes cast on the proposal by the holders of the Common Stock and Convertible Preferred Stock, voting together as a single class. Management of the Company anticipates that Craig will vote all of the shares of Common Stock and Convertible Preferred Stock owned by it in favor of adoption of the 1997 Plan, although Craig has not given the Company notice of its intentions. If all such shares are so voted, the 1997 Plan will be adopted. No additional votes will be required to adopt such proposal.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE
                                  1997 PLAN.


                           OPTION AGREEMENT PROPOSAL

     On April 18, 1997, in addition to adopting the 1997 Plan, the Board of Directors approved the grant to James J. Cotter, Chairman of the Board of the Company, of a non-qualified option (the "Cotter Options") to purchase up to 460,000 shares of Common Stock.

     As described in more detail below, the Cotter Options are divided into three components: options (the "Basic Options") to purchase up to 110,000 shares of Common Stock, which become exercisable in four equal instalments commencing one year from the date of grant; options (the "Convertible Preferred Options") to purchase up to 260,000 shares of Common Stock, which become exercisable over a similar vesting schedule, but only in proportion to the number of shares of Convertible Preferred Stock which are converted into Common Stock; and options (the "Asset Put Option") to purchase up to 90,000 shares of Common Stock which become exercisable over a similar vesting schedule, but only in proportion to the number of shares of Common Stock which are issued pursuant to the Asset Put. The Board of Directors believes that the grant of the Cotter Options was appropriate to compensate Mr. Cotter for his services to the Company, including in connection with the development and structuring of the Stock Transactions, which resulted in the contribution to the Company of cash and assets valued for financial reporting purposes at approximately $92.2 million. The Basic Options provide compensation to Mr. Cotter with respect to the portion of such assets which were contributed immediately to common equity, and the remaining Cotter Options will vest only when and in the proportion that the potential contributions to common equity from the conversion of the Convertible Preferred Stock or exercise of the Asset Put are realized. The Board also noted that, prior to the Stock Transactions, Mr. Cotter held options to acquire approximately 5% of the Company's outstanding shares.

     The grant of the Cotter Options is subject to stockholder approval at the Annual Meeting, as is required pursuant to the rules of the Nasdaq National Market and the Philadelphia Stock Exchange. The Board of Directors recommends that the Cotter Options be approved.

     The principal provisions of the Cotter Options are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Cotter Options. A copy of the Cotter Options has been filed with the SEC as an exhibit to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1997 and is incorporated herein by reference.

     Shares Subject to Options and Vesting. As set forth above, the Cotter Options consist of three parts:

          (a) The Basic Options to purchase 110,000 shares of Common Stock. The Basic Options will become exercisable in four equal annual installments of 27,500 shares each, commencing one year from the date of grant.

          (b) The Convertible Preferred Options to purchase 260,000 shares of Common Stock. The Convertible Preferred Options will become exercisable in four equal annual installments of 65,000 shares each, commencing one year from the date of grant. However, no Convertible Preferred Options will be exercisable until shares of the Convertible Preferred Stock are converted into Common Stock. If fewer than all 620,000 shares of Convertible Preferred Stock are converted into Common Stock, each installment will become exercisable in proportion to the number of shares of Convertible Preferred Stock which have been converted. In addition, if any shares of Convertible Preferred Stock are redeemed or repurchased by the Company, the number of shares of Common Stock in each installment will be permanently reduced in proportion to the number of shares redeemed or repurchased.

          (c) The Asset Put Options to purchase 90,000 shares of Common Stock. The Asset Put Options will become exercisable in four equal annual installments of 22,500 shares each, commencing one year from the date of grant. However, no Asset Put Options will be exercisable prior to the date on which shares of Common Stock have been issued pursuant to the Asset Put. If fewer than 1,700,000 shares of Common Stock are issued pursuant to the Asset Put, the number of Option Shares for which Asset Put Options become exercisable in each installment shall be reduced in proportion to the number of shares actually issued, and any remaining Asset Put Options will be canceled.

All of the Cotter Options will expire on April 18, 2007 (except that the Cotter Options may be exercisable for up to an additional 18 months following Mr. Cotter's death under certain conditions).

     Type of Options.  The Cotter Options are non-qualified stock options.

     Exercise Price. The exercise price of the Cotter Options is $12.80 per share, which exceeded the closing price on the Nasdaq National Market at the date of grant (April 18, 1997) of $11 1/2 per share. The exercise price approximated the fully-diluted book value of the Company on a per share basis, assuming conversion into Common Stock of all of the outstanding Convertible Preferred Stock and the exercise of the Asset Put. Based on the closing sales price of the Common Stock on August 15, 1997, of $11.25 per share, the Cotter Options have a value (market price of the underlying Common Stock minus the aggregate exercise price) of zero. The foregoing calculation does not purport to represent the actual value of the Cotter Options to Mr. Cotter.

     Payment for Shares. The purchase price under the Cotter Options may be paid in cash, by delivery of shares of Common Stock valued at fair market value, by delivery of unexercised Cotter Options (valued at the then market price of the underlying Common Stock minus the aggregate exercise price of the surrendered Cotter Options), or other consideration approved by the Compensation Committee, or a combination thereof.

     Transferability. The Cotter Options may be transferred only (a) by will or the laws of descent and distribution or (b) by Mr. Cotter during his lifetime to any immediate family member or certain entities owned or controlled by, or for the benefit of, Mr. Cotter and his immediate family members.

     Termination. The Cotter Options will terminate 30 days after the date of the termination for cause, or 120 days after the date of the termination for any reason, other than for cause, death, or retirement or disability ("Retirement"), of Mr. Cotter's association with the Company.

     Upon Retirement, Mr. Cotter may, for a period of three years (or such longer period as may be determined by the Compensation Committee, but in no event after April 18, 2007), exercise any Cotter Options which were exercisable prior to Retirement.

     Upon Mr. Cotter's death while associated with the Company or during the exercise period following Retirement, all vesting provisions which would be satisfied solely by the passage of time will be accelerated and deemed satisfied. Also, if Mr. Cotter should die while associated with the Company, his estate or successors may exercise Cotter Options (including any Cotter Options for which the other conditions to exercise are satisfied subsequent to Mr. Cotter's death) at any time until April 18, 2007. If he should die during the 30 or 120 day described in the first paragraph of this section, or during the exercise period following Retirement, his estate or successors will have the right, until the later of the end of such period and the period ending 18 months after the date of his death, to exercise any or all of the Options which then are or subsequently become exercisable.

     Mr. Cotter will be considered associated with the Company so long as he is an officer, director, or employee of, or consultant to, or otherwise associated with (other than solely as a stockholder), the Company or any subsidiary or parent of the Company.

     Registration Rights. The Cotter Options provide for certain registration rights with respect to the underlying shares of Common Stock in favor of Mr. Cotter and his successors.

     Tax Considerations. Under current Federal income tax laws, the grant of the Cotter Options was not a taxable event to Mr. Cotter. Mr. Cotter will receive ordinary income upon exercise of the Cotter Options in an amount equal to the spread between the value of the purchased stock on the date of exercise and the exercise price.

     Approval of the Cotter Options requires the affirmative vote of a majority of the votes cast on the proposal by the holders of the Common Stock and Convertible Preferred Stock, voting together as a single class. Management of the Company anticipates that Craig will vote all of the shares of Common Stock and Convertible Preferred Stock owned of record by it in favor of approval of the Cotter Options, although Craig has not given the Company notice of its intentions. If all such shares are so voted, the Cotter Options will be approved. No additional votes will be required to adopt such proposal.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE
                                COTTER OPTIONS.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statements for the year ended December 31, 1996 were examined by Ernst & Young LLP, certified public accountants. The Company has been advised by Ernst & Young LLP that none of its members has any financial interest in the Company. Ernst & Young LLP has served as the Company's independent public accountants since the Company's fiscal year ended December 31, 1981. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     In addition to performing customary audit services, Ernst & Young LLP assisted the Company with the preparation of its federal tax return. Ernst & Young LLP charged the Company for such services at its customary billing rates. Material non-audit services are approved by the Audit and Finance Committee after review of the nature of and amount of expense and the potential effect on the independence of the accountants.


                                 ANNUAL REPORT

     Copies of the Company's Annual Report for its fiscal year ended December 31, 1996 (the "Annual Report") and quarterly report for the three and six-month periods ending June 30, 1997 are enclosed.


                             STOCKHOLDER PROPOSALS

     Any stockholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 1998 Annual Meeting of Stockholders, must deliver such proposal in writing to the Secretary of the Company at the Company's principal executive offices at One Penn Square West, Suite 1300, Philadelphia, Pennsylvania 19102, no later than March 22, 1998.

     The Board of Directors will consider written nominations for directors from stockholders. Nominations for the election of directors made by the stockholders of the Company must be made by written notice delivered to the Secretary of the Company at the Company's principal executive offices not less than 120 days prior to the first anniversary of the immediately preceding annual meeting of stockholders at which directors are to be elected. Such written notice must set forth, among other things, the name, age, address, principal occupation or employment, the number of shares of the Company's Common Stock owned by such nominee and such other information as is required by the proxy rules of the SEC with respect to a nominee of the Board of Directors. Nominations not made in accordance with the foregoing procedure will not be valid.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                                    By Order of the Board of Directors,



                                    Robert F. Smerling, President

Dated: August 20, 1997

                                                                       Exhibit A
                                                                       ---------

                          READING ENTERTAINMENT, INC.
                          ---------------------------

                          1997 EQUITY INCENTIVE PLAN
                          --------------------------



1.     Purpose. The purpose of Reading Entertainment, Inc. Equity Incentive Plan
       -------
       (the "Plan") is to further the growth, development and financial success of Reading Entertainment, Inc. (the "Company") and any subsidiary by providing additional incentives to those officers, key employees and outside directors who are responsible for the management of the business affairs of the Company and any subsidiary, and which will enable them to participate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining, and motivating management employees and outside directors of high caliber and potential.

2.     Administration.
       --------------

       (a) The Compensation Committee of the Company's Board of Directors (the "Board") shall, subject to the provisions of the Plan, have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees and outside directors to whom options shall be granted under the Plan; to determine the time when options shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

       (b) All decisions, determinations, and interpretations of the Compensation Committee (the "Committee") shall be final and binding on all optionees. All actions of the Committee shall be taken by a majority vote of its members. The Committee may appoint a secretary to keep minutes of its meetings and shall make rules and regulations for their conduct as it shall deem advisable.

3.     Stock Subject to the Plan.  The shares that may be issued under the Plan
       -------------------------
       shall not exceed in the aggregate 200,000 shares of common stock, par value $.001, of the Company (the "Common Stock"). Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an option which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan. The Committee may grant to holders of outstanding options, in exchange for the surrender and cancellation of such options, new options having purchase prices lower than provided in the options so surrendered and canceled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan, without regard to the price, period of exercise, or any other terms or conditions of the option surrendered. Shares delivered under the Plan shall be fully paid and non-assessable.

4.     Eligibility to Receive Options. Persons eligible to receive stock options
       ------------------------------
       under the Plan shall be limited to those officers, key employees and directors of the Company and any parent or subsidiary (as defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986 (the

                                                                       Exhibit A
                                                                       ---------

       "Code"), or any amendment thereto), who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company and any subsidiary.

5.     Form of Grants. Grants may be made at any time and from time to time by
       --------------
       the Committee in the form of stock options to purchase shares of Common Stock. Options granted hereunder may be options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment thereto ("Incentive Stock Options") or options that are not intended to so qualify ("Nonqualified Stock Options").

6.     Option Agreements.  Stock options for the purchase of Common Stock
       -----------------
       ("Options") shall be evidenced by written agreements in such form not inconsistent with the Plan as the Commit tee shall approve from time to time. The options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

       (a)   Type of Option.  Each option agreement shall identify the options
             --------------
             represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

       (b)   Option Price.  The purchase price of the Common Stock subject to
             ------------
             an Option shall not be less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee. In no event shall the purchase price per share be less than the par value of such share. For this purpose, fair market value on any date shall mean the closing price of the Common Stock, as reported in the Wall Street Journal, or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System or, if not so reported by NASDAQ, the fair market value shall be as determined by the Committee.

       (c)   Exercise Term.  Unless the Committee in its discretion determines
             -------------
             otherwise, and subject, in the case of Incentive Stock Options, to
             Section 6(d)(i), each option agreement shall state that the Option is exercisable in four (4) cumulative installments with one-fourth (1/4) of the shares covered by the Option becoming exercisable commencing on the first anniversary of the date of grant and another one-fourth (1/4) of such shares becoming exercisable on each anniversary of the date of grant thereafter until the Option becomes fully exercisable. Moreover, the Committee, in its discretion, may have each option agreement provide that any unexercisable portion of the Option will become exercisable at the time an optionee ceases to be an employee of the Company or any subsidiary for any reason other than resignation or a discharge for cause or at the time an optionee no longer serves as a member of the Board for any reason other than resignation or removal for cause. Anything in the foregoing to the contrary notwithstanding, no Option shall be exercisable after ten years from the date of grant thereof and no Option shall be exercisable with respect to fractional shares. Subject to the foregoing, the Committee shall have the power, at or prior to the time Options are granted, to determine in its discretion any conditions to be met before Options become exercisable with respect

                                                                       Exhibit A
                                                                       ---------

             to all or any part of the shares covered thereby, including the time or times of exercise and performance standards to be met by the optionees. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

       (d)   Incentive Stock Options. In the case of an Incentive Stock Option,
             -----------------------
             each option agreement shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such Option as an Incentive Stock Option, including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as an Incentive Stock Option:

                     (i) The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

                     (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted to the individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

                     (iii) No Incentive Stock Options shall be exercisable more than three months (or one year, in the case of an employee who dies or becomes disabled within the meaning of
                     Section 22(e)(3) of the Code or any amendment thereto) after termination of employment. The Committee may, consistent with Section 6(g), provide (at the time of grant or thereafter) for the exercise of Options, initially granted as Incentive Stock Options, after the period specified in this Section 6(d)(iii), but any such Options which are exercised after such period shall not be considered Incentive Stock Options.

       (e)   Exercise and Payment for Shares. Options may be exercised in whole
             -------------------------------
             or in part, from time to time, by giving written notice of exercise to the Secretary or his office, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise by certified check, by delivery of shares of Common Stock already owned by the optionee at fair market value, including shares obtained through exercise of an Option granted hereunder, or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose.

                                                                       Exhibit A
                                                                       ---------

       (f)   Conditions Upon Issuance of Shares.  Shares shall not be issued
             ----------------------------------
             pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934 (the "Exchange Act"), the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

       (g)   Rights Upon Termination of Service.  Unless otherwise provided by
             ----------------------------------
             the Committee (at the time of grant of an Option, the time of termination of employment, or otherwise), (i) in the event an optionee resigns as an employee of the Company or any subsidiary or as a director of the Company or is discharged by the Company or any subsidiary for cause or is removed as a director for cause, the Optionee shall have no further right to exercise the Option following such resignation, discharge or removal, and (ii) in the event that an optionee ceases to be an employee of the Company or any subsidiary for any reason other than resignation or a discharge for cause or in the event that an optionee no longer serves as a member of the Board for any reason other than resignation or removal for cause, the optionee shall have the right to exercise the Option within a period of sixty (60) days after such termination of employment or such termination of service on the Board (but in no event after the expiration of the term of the Option) to the extent that the Option was exercisable at the time of such termination.

       (h)   Nontransferability.  Each option agreement shall state that the
             ------------------
             Option is not transferable other than by will or by the laws of descent and distribution, and that during the lifetime of the optionee the Option is exercisable only by him or his guardian or legal representative.

       (i)   Substitution of Options. Options may be granted under the Plan from
             -----------------------
             time to time in substitution for stock options held by employees of other corporations who are about to become and who do concurrently with the grant of such options become employees of the Company or a subsidiary as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation or the acquisition by the Company or a subsidiary of the stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 6 of the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

                                                                       Exhibit A
                                                                       ---------

       (j)   Other Provisions.  Each option agreement shall contain such other
             ----------------
             provisions not inconsistent with the Plan as the Committee shall deem advisable.

7.     Date of Grant. The initial grant of Options under this Plan shall be made
       -------------
       on the effective date set forth in Section 23(f), below. Thereafter, the date on which an Option shall be deemed to have been granted under this Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

8.     General Restrictions.  Each Option under the Plan shall be subject to the
       --------------------
       requirement that if at any time the Committee shall determine that
       (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.     Single or Multiple Agreements.  The Options granted hereunder may be
       -----------------------------
       evidenced by a single agreement or by multiple agreements, as determined by the Committee, in its sole discretion.

10.    Rights of a Shareholder.  The recipient of any Option under the Plan,
       -----------------------
       unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued and delivered to him.

11.    Right to Terminate Service.  Nothing in the Plan nor in any agreement
       --------------------------
       entered into pursuant to the Plan shall confer upon any optionee the right to continue in the service of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate the employment of such optionee.

12.    Withholding.  Whenever the Company proposes or is required to issue or
       -----------
       transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock which are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option from amounts payable to such optionee. Any such election shall be

                                                                       Exhibit A
                                                                       ---------

       irrevocable and shall be subject to the disapproval of the Committee at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

13.    Non-Assignability.  No Option under the Plan shall be assignable or
       -----------------
       transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient such Option shall be exercisable only by such person or by such person's guardian or legal representative.

14.    Non-Uniform Determinations. The Committee's determinations under the Plan
       --------------------------
       (including without limitation determinations of the persons to receive grants of Options, the form, amount and timing of such grants, the terms and provisions of such grants, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

15.    Adjustments Upon Changes in Capitalization or Merger. The number of
       ----------------------------------------------------
       shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

       In the event of the proposed dissolution or liquidation of the Company, the Committee shall declare that each outstanding Option shall terminate as of a date fixed by the Committee and shall give each optionee the right to exercise his Option as to all or any part of the optioned Common Stock, including shares as to which the Option would not otherwise be exercisable. In the event of the merger of the Company or any subsidiary with or into another corporation, the affected Options shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, provided that the successor corporation consents to such assumption or substitution. Moreover, the Committee may determine, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the affected optionees shall have the right to exercise their Options as to all of the optioned Common Stock, including shares as to which the Option would not otherwise be exercisable. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the optionee that the Option shall be fully exercisable for a period of thirty (30)

                                                                       Exhibit A
                                                                       ---------

       days from the date of such notice, and the Option will terminate upon the expiration of such period.

16.    Amendment or Termination. The Committee may terminate or amend the Plan
       ------------------------
       at any time. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an Option previously granted.

17.    Effect on Other Plans. Participation in this Plan shall not affect any
       ---------------------
       employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary. Any Options granted pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary unless specifically provided.

18.    Duration of the Plan.  The Plan shall remain in effect until all Options
       --------------------
       granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's shareholders.

19.    Forfeiture for Dishonesty.  Notwithstanding anything to the contrary in
       -------------------------
       this Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or other dishonest conduct which damaged the Company or any subsidiary or that the optionee has disclosed trade secrets of the Company or any subsidiary, the optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee as to the cause of an optionee's discharge and the damage done to the Company or any subsidiary shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such optionee by the Company or any subsidiary in any manner.

20.    No Prohibition on Corporate Action. No provision of this Plan shall be
       ----------------------------------
       construed to prevent the Company or any officer or director thereof from taking any corporate action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

21.    Use of Proceeds. The proceeds received by the Company from the exercise
       ---------------
       of any Option issued pursuant to the Plan shall be used for general corporate purposes.

22.    Indemnification. With respect to the administration of the Plan, the
       ---------------
       Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason

                                                                       Exhibit A
                                                                       ---------

       of his being or having been a member of the Committee and the Board, whether or not he continues to be such member of the Committee and the Board at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee and the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board unless within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board and shall be in addition to all other rights to which such member of the Committee and the Board may be entitled as a matter of law, contract or otherwise.

23.    Miscellaneous Provisions.
       ------------------------

       (a) No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until written evidence of the Option shall have been delivered to the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

       (b) No shares of Common Stock, other securities or property of the Company, or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

       (c) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Option under the Plan, and rights to the payment of Options shall be no greater than the rights of the Company's general creditors.

       (d) By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

       (e) The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

       (f) This Plan shall be effective as of April 18, 1997 subject to the approval of the Company's shareholders at the first annual meeting of shareholders next following

                                                                       Exhibit A
                                                                       ---------

             such effective date. If the shareholders do not approve the Plan, the Plan shall not be effective. No Option shall be granted pursuant to this Plan after April 17, 2007.

       TO RECORD the adoption of this Plan, the Board has caused this instrument to be executed on this 18th day of April, 1997.

                                         READING ENTERTAINMENT, INC.



                                         By: /s/ James J. Cotter
                                            ------------------------------------
                                            Chairman

                                                                    APPENDICE

                          READING ENTERTAINMENT, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

     AGREEMENT, dated April 18, 1997 (the "Grant Date"), between Reading Entertainment, Inc., a Delaware corporation (the "Company"), with an address at One Penn Square West, Suite 1300, Philadelphia, Pennsylvania 19102, and James J. Cotter (the "Consultant"), with an address c/o Pacific Theatres, 120 North Robertson Boulevard, Third Floor, Los Angeles, California 90048.

     WHEREAS, the Board of Directors of the Company has, on the Grant Date, granted to the Consultant an option to purchase shares of the common stock, par value $.001 per share, of the Company (the "Common Stock"), as hereinafter set forth, and authorized the execution and delivery of this Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The Consultant is hereby granted the options (the "Options") to purchase from the Company, subject to the terms and conditions set forth in this Agreement, all or any part of 460,000 shares of Common Stock (the "Option Shares") at a purchase price of $12.80 per share. All of the Options shall be treated as non-qualified stock options.

     2. The Options shall become exercisable as follows, subject to prior expiration or termination of the Options:

         (a) Basic Options.  Options to purchase 110,000 Option Shares (the
             -------------
     "Basic Options") shall become exercisable in four equal installments of 27,500 Option Shares each, the first such installment to become exercisable on the first anniversary of the Grant Date and the remaining installments to become exercisable on each subsequent anniversary thereof until all Basic Options have become exercisable.

         (b) Convertible Preferred Options.  Options to purchase 260,000 Option
             -----------------------------
     Shares (the "Convertible Preferred Options") shall become exercisable in four equal installments of 65,000 Option Shares each, the first such installment to become exercisable on the first anniversary of the Grant Date and the remaining installments to become exercisable on each subsequent anniversary thereof until all Convertible Preferred Options have become exercisable; provided, that (i) no Convertible Preferred Options shall be exercisable prior to the date that shares of the Company's Series A Voting Cumulative Convertible Preferred Stock and Series B Voting Cumulative Convertible Preferred Stock (collectively, the "Convertible Preferred Stock") are converted (by election of the holders thereof or otherwise) into Common Stock, and (ii) if fewer than 620,000 shares of Convertible Preferred Stock have at any time been converted into Common Stock, the number of Option Shares for which Convertible Preferred Options shall be exercisable (inclusive of any Convertible Preferred

     Options which have previously been exercised) in each installment shall be reduced as of such date to equal (to the nearest whole number) one-fourth of the total number of Option Shares subject to Convertible Preferred Options (inclusive of those exercised) without regard to this Section 2(b)(ii) multiplied by a fraction, the numerator of which is the aggregate number of shares of Convertible Preferred Stock which have been converted into Common Stock as of such date and the denominator of which is 620,000, provided further, however, (iii) that if on any date any shares of Convertible Preferred Stock are redeemed or repurchased by the Company, the number of Option Shares for which Convertible Preferred Options shall be exercisable (inclusive of any Convertible Preferred Options which have previously been exercised) in each installment shall be permanently reduced to equal (to the nearest whole number) one-fourth of the total number of Option Shares subject to Convertible Preferred Options (inclusive of those exercised) without regard to this Section 2(b)(iii) or Section 2(b)(ii) multiplied by a fraction, the numerator of which is 620,000 minus the aggregate number of shares of Convertible Preferred Stock which have been redeemed or repurchased to such date and the denominator of which is 620,000 and any Convertible Preferred Options which are excluded from becoming exercisable as a result of this Section 2(b)(iii) shall be immediately and without further action deemed canceled.

          (c) Asset Put Options.  Options to purchase 90,000 Option Shares (the
              -----------------
     "Asset Put Options") shall become exercisable in four equal installments of 22,500 Option Shares each, the first such installment to become exercisable on the first anniversary of the Grant Date and the remaining installments to become exercisable on each subsequent anniversary thereof until all Asset Put Options have become exercisable; provided, that (i) no Asset Put Options shall be exercisable prior to the date on which shares of Common Stock have been issued to Citadel Holding Corporation, a Delaware corporation ("Citadel"), pursuant to the Asset Put (as defined in the Asset Put and Registration Rights Agreement, dated as of October 15, 1996 (the "Asset Put Agreement") , among the Company, Citadel, and Citadel's subsidiary Citadel Acquisition Corp., Inc. ("CAC")), or to any successor in interest to Citadel, and (ii) if fewer than 1,700,000 shares of Common Stock are issued pursuant to the Asset Put, the number of Option Shares for which Asset Put Options become exercisable in each installment shall be reduced to equal (to the nearest whole number) one-fourth of the total number of Option Shares subject to Asset Put Options (inclusive of those exercised) without regard to this Section 2(c)(ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock issued pursuant to the Asset Put and the denominator of which is 1,700,000 (the number 1,700,000 in each being subject to adjustment in proportion to any adjustments made pursuant to Section 8 in the number of Option Shares), and any Asset Put Options which are excluded from becoming exercisable as a result of this Section 2(c)(ii) shall be immediately and without further action deemed canceled.

     3. All Options shall terminate and thereafter no longer be exercisable (subject to Section 7) on April 18, 2007 (the "Expiration Date").

     4. Option Shares purchased pursuant to this Agreement shall be paid for in full at the time of purchase. Payment may be made in cash, shares of Common Stock, Options, or such other consideration as may be approved by the Compensation Committee of the Board of Directors of the Company (the "Committee"), or a combination thereof, provided that such consideration shall be such that the Option Shares shall be fully paid and nonassessable, and provided further that no shares of Common Stock or Options may be so delivered if, as a result thereof, the Consultant or other person exercising Options would incur liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If payment is made in whole or part by tender of
(a) shares of Common Stock, such shares shall be valued at the Fair Market Value thereof (as defined below), (b) Options, the Options tendered as payment must be exercisable at the date of such tender, shall be deemed to have been exercised for purposes of Section 2, and shall be valued at an amount equal to the excess of the Fair Market Value of the Option Shares issuable on exercise of such Options over the aggregate exercise price of such Options, or (c) consideration other than cash, shares of Common Stock, or Options, such consideration shall have such value as determined by the Committee (whose determination shall be final). Upon receipt of written notice of exercise of Options in the form attached hereto as Exhibit A together with payment and delivery of any other required documentation, the Company shall, without stock transfer tax to the Consultant or any other person entitled to exercise such Options, deliver to the person exercising such Options a certificate or certificates for the Option Shares so purchased. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of Options that the Consultant or other person exercising such Options pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise, including any Federal, state, or local withholding taxes. The "Fair Market Value" of a share of Common Stock on any date shall mean the closing price of the Common Stock on the trading day prior to such date, as reported in the Wall Street Journal or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) System or, if not so reported, as determined by the Committee (whose determination shall be final).

     5. No person shall have any rights as a stockholder with respect to any Option Shares until the date a stock certificate is issued to such person for such Option Shares. Except as otherwise expressly provided herein, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     6. Options may be transferred only (a) by will or the laws of descent and distribution or (b) by the Consultant during his lifetime to any immediate family member (as defined in Rule 16a-1(e) under the Exchange Act) of the Consultant, any trust for the benefit of any one or more of the Consultant and his immediate family members, or any partnership, corporation, limited liability company, or other entity owned or controlled by any one or more of the Consultant and his immediate family members, and are exercisable, during the lifetime of the Consultant, only by the Consultant or the Consultant's personal representative or guardian or a transferee permitted pursuant to this Section 6. Subject to the foregoing, Options may be transferred whether or not exercisable at the time of transfer. The Consultant or his representative shall give the Company notice of any transfer, specifying the name and address of the transferee and the number and class of Options transferred.

     7.(a)     This option shall terminate 30 days (but not later than the
Expiration Date) after the date of the termination for cause, or 120 days (but not later than the Expiration Date) after the date of the termination for any reason, other than for cause, death, or Retirement (as hereinafter defined), of the association of the Consultant with the Company.

     (b) Upon the termination of the Consultant's association with the Company due to Retirement, the Consultant or any transferee under Section 6 may, during the Retirement Period (as hereinafter defined), exercise any or all of the Options which were exercisable under this Agreement immediately prior to such termination. "Retirement" means the termination of association due to retirement with the consent of the Committee or as a result of the Consultant becoming permanently disabled; and "Retirement Period" shall mean the period from the date of Retirement to the later of (i) the date determined by the Committee at the time of Retirement and (ii) three years from the date of Retirement, provided that in no case shall the Retirement Period extend to a date after the Expiration Date. The Committee shall have the sole discretion whether or not to consent to a Retirement, which determination shall be final.

     (c) Upon the termination of the Consultant's association with the Company due to death, (i) all vesting provisions of Section 2 which would be satisfied solely by the passage of time and the continuation of the Consultant's association with the Company shall be accelerated and deemed satisfied and (ii) the person or persons to whom the Consultant's rights hereunder are transferred by will or the laws of descent and distribution, or any transferee under Section 6, may, at any time on or prior to the Expiration Date, exercise any or all of the Options which (after giving effect to such acceleration) were exercisable as of the date of the Consultant's death or which subsequently become exercisable as a result of the conversion of Convertible Preferred Stock into Common Stock or the exercise of the Asset Put Option.

     (d) Upon the death of the Consultant during a period following termination of such association in which Options are exercisable under Section 7(a) or 7(b),
(i) if such death resulted from a disability which occasioned Retirement, all vesting provisions of Section 2 which would be satisfied solely by the passage of time and the continuation of the Consultant's association with the Company shall be accelerated and deemed satisfied and (ii) in any case, the person or persons to whom the Consultant's rights hereunder are transferred by will or the laws of descent and distribution, or any transferee under Section 6, shall have the right, during the period ending on the later of the end of the period provided in Section 7(a) or (b), as the case may be, for exercise of Options and the period ending 18 months after the date of the Consultant's death, to exercise any or all of the Options which (after giving effect to such acceleration, if applicable) were exercisable as of the date of the Consultant's death or which subsequently become exercisable as a result of the conversion of Convertible Preferred Stock into Common Stock or the exercise of the Asset Put Option.

     (e) If the Consultant is granted an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide for continuation of the Options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, provided that (except as provided in Section 7(d)) in no event shall Options be exercisable after the Expiration Date.

     (f) For all purposes of this Agreement, the Consultant shall be considered associated with the Company, and his association with the Company shall be deemed to continue, so long as he is an officer, director, or employee of, or consultant to, or otherwise associated with (other than solely as a stockholder), the Company or any subsidiary or parent of the Company, and the Options shall not be affected by any change of type of any such association as long as the Consultant continues to be associated in any such manner with the Company or any parent or subsidiary of the Company.

     (g) Nothing in this Agreement shall confer on the Consultant any right to continue to be associated with the Company or any parent or subsidiary of the Company or interfere in any way with the right of the Company or any parent or subsidiary of the Company to terminate the association with it of the Consultant at any time.

     8. The number of Option Shares (including the number subject to each class of Options and each installment thereof), and the exercise price per share, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made as determined by the Committee, whose determination shall be final. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Option Shares or the exercise price of the Options.

     9. If the Company is merged or consolidated with another corporation, or the property or stock of the Company is acquired by another corporation, or on the reorganization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either make appropriate provisions for the protection of the Options by the substitution on an equitable basis of appropriate stock of the Company, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation.

     10.(a)(i) If the Company shall receive a written request (specifying that it is being made pursuant to this Section 10(a)) from holders of Options or Option Shares representing a majority of the Registrable Securities (as defined below) that the Company file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the registration of at least 50% of the Registrable Securities, the Company shall, within ten business days of the receipt thereof, give written notice of such request to all holders of Registrable Securities ("Eligible Holders") and shall file as soon as practicable, and in any event within 60 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Eligible Holders request to be registered within 30 days of the mailing of such notice to all Eligible Holders. The term "Registrable Securities" shall mean Option Shares which have not previously been sold and are not then eligible for immediate sale (not limited by volume limitations) by the holders thereof pursuant to an effective registration statement under the Securities Act or pursuant to paragraph (k) of Rule 144 under the Securities Act.

     (ii) Notwithstanding the foregoing, (A) the Company shall not be obligated to effect a registration pursuant to this Section 10(a) (I) unless Form S-3 is then available for such registration or (II) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending on a date six months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; (B) if the Company shall furnish to the Eligible Holders initiating the registration request hereunder (the "Initiating Eligible Holders") a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to file a registration statement shall be deferred for a period not to exceed six months; provided, however, that the Company may furnish such a certificate to Initiating Eligible Holders only once in any one-year time period; and (C) if the managing underwriter of an underwritten offering to be made pursuant to this Section 10(a) advises the Initiating Eligible Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Eligible Holders shall so advise all Eligible Holders whose Registrable Securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Eligible Holders thereof in proportion to the amount of Registrable Securities owned by each Eligible Holder.

     (iii) The Company shall be obligated to effect only one registration pursuant to this Section 10(a).

     (b)(i) If at any time the Company determines to register (including for this purpose a registration effected by the Company for securityholders other than the Eligible Holders) any shares of Common Stock under the Securities Act in connection with the public offering of such securities solely for cash on a Form and under circumstances that would also permit the registration of the Registrable Securities (other than Forms S-4 and S-8), the Company shall promptly give each Eligible Holder written notice of such determination. Upon the written request of each Eligible Holder given within 20 days after mailing of any such notice by the Company, the Company shall, subject to the provisions of this Section 10(b), cause to be registered under the Securities Act all of the Registrable Securities that each such Eligible Holder has requested be registered; provided however, that the Company shall not be required to proceed with such registration if the offering is abandoned in its entirety and no other securities are offered for sale.

     (ii) In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under this
Section 10(b) to include any of the Eligible Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by the Eligible Holders and other securityholders having registration rights to be included in such offering exceeds the amount of securities to be sold other than by the Company (or the securityholders initiating the registration) that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering. In such event, the securities requested to be included which are excluded shall be apportioned pro rata among the Eligible Holders and, to the extent permitted by the contractual rights of other selling securityholders, all other prospective selling securityholders according to the total amount of securities requested to be included therein owned by each such Eligible Holder and other selling securityholder or in such other proportions as shall mutually be agreed to by such Eligible Holders and such other selling securityholders. To the extent required by the rights of other selling securityholders, including the rights of Citadel and CAC under the Asset Put Agreement, the Registrable Securities shall be excluded prior to any exclusion of securities held by such other securityholders.

     (c) The Company shall not be required to include in any registration any Registrable Securities unless the holder thereof shall have furnished to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

     (d) All expenses other than underwriting discounts and commission incurred in connection with any registration, filing, or qualification pursuant to this
Section 10, including, without limitation, all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of a single counsel for and selected by the Eligible Holders and any other selling securityholders, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 10(a) if the registration request is subsequently withdrawn at the request of the Eligible Holders of a majority of the Registrable Securities to be registered (in which case all participating Eligible Holders shall bear such expenses in proportion to the respective numbers of Registrable Securities they requested to be included in such registration, or as they may otherwise agree), unless, at the time of such withdrawal, the Eligible Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Eligible Holders at the time of their request, in which case the Eligible Holders shall not be required to pay any such expenses and shall retain all rights pursuant to Section 10(a).

     (e) The provisions of this Section 10 may be amended or waived in any respect with the consent of holders of Options and Option Shares representing a majority of the Registrable Securities, and any such amendment or waiver shall be binding on all then and future holders of Options or Option Shares.

     11. The Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon exercise of Options.

     12. If at any time the Board of Directors shall determine, in its discretion, that the listing, registration, or qualification of any of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Option Shares, the Options may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any notice of exercise of Options which would be effective except for this Section 12 shall be deemed effective immediately upon satisfaction of all such conditions (even if such notice could not otherwise then have been given).

     The Company shall not be obligated to sell or issue any Option Shares in any manner in contravention of the Securities Act, the Exchange Act, or any state securities law. The Board of Directors may, at any time, require as a condition to the exercise of Options that the Option Shares be acquired for investment purposes only and that the certificate therefor contain a legend restricting transfer.

     13. All notices hereunder shall be in writing, and (a) if to the Company, shall be delivered personally to the Secretary of the Company or mailed to its principal office, addressed to the attention of the Secretary, (b) if to the Consultant, shall be delivered personally or via courier or mailed via certified mail, postage prepaid, return receipt requested to the Consultant at the address first set forth above, or (c) if to any subsequent holder of Options or Option Shares, to the address specified for such holder in the notice provided for in
Section 6 or on the stock records of the Company. Such addresses may be changed at any time by notice from one party to the other.

     14. All decisions or interpretations made by the Committee with regard to any question arising hereunder shall be binding and conclusive on the Company and the Consultant.

     15. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in Section 6, the executors, administrators, legatees, heirs, guardians, legal representatives, successors, and assigns of the Consultant.

     16. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to rules governing the conflict of laws.

     17. Notwithstanding anything to the contrary herein, the effectiveness of this Agreement and the Options granted hereby is subject to the approval of this Agreement by the stockholders of the Company, and no Options may be exercised unless and until such approval is obtained.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    READING ENTERTAINMENT, INC.


                                    By:           /s/ James A. Wunderle
                                           -------------------------------------
                                            Name: James A. Wunderle
                                            Title: Executive Vice President


                                                     /s/ James J. Cotter
                                           ------------------------------------

                                            James J. Cotter

                                                                       EXHIBIT A

                                EXERCISE NOTICE

     The undersigned, pursuant to the Option Agreement, dated April 18, 1997 (the "Option Agreement;" terms used and not defined herein have the meanings as defined in the Option Agreement), between Reading Entertainment, Inc., a Delaware corporation (the "Company"), and James J. Cotter (the "Consultant"), hereby elects to exercise Options to purchase ______________________ Option Shares (comprised of _______ Option Shares underlying Basic Options, _____ Option Shares underlying Convertible Preferred Options, and _____ Option Shares underlying Asset Put Options) and herewith makes payment in full therefor by delivery of

          (i)  $_____________ in cash,

          (ii) _______ shares of Common Stock having a Fair Market Value of $________,

          (iii) Options (comprised of _______ Basic Options, _____ Convertible Preferred Options, and _____ Asset Put Options), other than those exercised hereby, to purchase ________ Option Shares, which Options have a value as determined in accordance with the Option Agreement of $_________; and

          (iv) other property described on the attachment hereto, if any, which property has been approved by the Committee and valued by the Committee at $______.

     1. If the sale of the Option Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act, the undersigned hereby agrees, represents, and warrants that:

          (a) I am acquiring the Option Shares for my own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof;

          (b) By virtue of my position, I have access to the same kind of information which would be available in a registration statement filed under the Securities Act;

          (c)  I am a sophisticated investor;

          (d) I understand that I may not sell or otherwise dispose of such shares in the absence of either a registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act; and

          (e) The certificates representing such shares may contain a legend to the effect of 1(d) above.

     2. If the sale of the Option Shares and the resale thereof has been registered under the Securities Act, the undersigned hereby represents and warrants that I have received the applicable prospectus and all reports incorporated therein by reference.

                              Very truly yours,


                              --------------------------------------
                              (type name under signature line)

Dated: ____________________

                          Reading Entertainment, Inc.
                             One Penn Square West
                     30 South Fifteenth Street, Suite 1300
                     Philadelphia, Pennsylvania 19102-4813


                                           August 20, 1997



My fellow shareholders:

     Last year, I advised you that we would need to restructure our Company in order to succeed in the cinema industry. We accomplished this goal at the end of 1996. Today, Reading Entertainment, Inc. has (1) approximately $155 million of equity, (2) no bank debt and (3) cash and cash equivalents of over $110 million. These funds will be devoted to the development of state-of-the-art cinemas and entertainment complexes in the United States, Australia and Puerto Rico.

     A few years ago, we entered the cinema business by acquiring a small theater circuit in Puerto Rico with 36 screens. Since its purchase, we have added 14 screens to this circuit. We anticipate opening an additional eight screens by mid-1998 and will shortly complete negotiations for the development of an additional 22 screens. As you know, in mid-96, we acquired the Angelika Film Center, a six screen cinema and cafe in New York City, which is the foremost venue in the country for art and specialty films. We are currently expanding the Angelika Film Center concept to other major U.S. cities. We will open another Angelika in Houston, Texas by the end of the year and hope to announce a number of other future Angelika locations. Our development efforts in Australia are almost two years old. By the end of 1997, we should have at least 16 screens in operation and have obtained building permits for another 24 screens. I personally believe we will have a far greater number of Australian sites to report to you by year end.

     As I had mentioned to you in my 1996 Shareholder Letter, the cinema industry is undergoing a revolution. Old theaters (theaters four or more years old) are being replaced by state-of-the-art megaplexes. The material portion of the revenue for the new megaplexes will in many cases come at the expense of the older theaters. Thus, the values of older circuits are being eroded and will continue to erode. The public has embraced and will come to expect a state-of-the-art cinema experience.

     Our Company finds itself in a unique position. We formulated our business plan early in this revolution and we are now a company, unlike many others, which is liquid and debt-free. Outside of a few older theaters in Puerto Rico, our new theaters will be state-of-the-art. As far as the Angelika is concerned, we are the only company committed to developing state-of-the-art cinemas showcasing art and specialty films. We have created a great market niche since most art theaters in the country are old, converted commercial theaters lagging behind this new trend. Australia falls into a similar category. Most Australian theaters are older, conventionally designed venues. We are securing sites that will be developed with a twenty-first century design. Not only are we expanding our cinema business to Australia, but we have also taken steps to establish a real estate division to own and develop entertainment complexes featuring "Reading Cinemas" as anchor tenants. Our Australian efforts represent an exciting aspect of our business plan and one that has captured my time and imagination.

     In order to implement our program of developing state-of-the-art cinemas and entertainment complexes in our target markets, we have assembled a very talented and motivated team of theater and real estate personnel in the U.S. and Australia. One drawback to our program is that our general and administrative expenses will be disproportionate to our short term revenues, however I anticipate this being a temporary state.

     Let us keep two things in mind. I have been in the theater and real estate businesses for most of my career and, along side your investment, I have made a major investment in this Company. Needless to say, I am very committed and optimistic about our present business plan and the attendant value being built.



                                        Sincerely,

                                        /s/ James J. Cotter

                                        James J. Cotter
                                        Chairman

PROXY                     READING ENTERTAINMENT, INC.                      PROXY
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 16, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby constitutes and appoints James J. Cotter, S. Craig Tompkins and Robert F. Smerling, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Reading Entertainment, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held 9:00 a.m., prevailing time, at the Cinema I Theater, 1001 Third Avenue, New York, New York for the following purposes and any adjournment thereof, as follows:

  1. ELECTION OF DIRECTORS
      FOR all nominees              WITHHOLD AUTHORITY
       listed below                  TO vote for all
       (except as marked             nominees below.  [_]
       to the contrary
       below).          [_]

  INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the following list: James J. Cotter, Gregory R. Brundage, Edward L. Kane, John W. Sullivan, Albert J. Tahmoush, and
S. Craig Tompkins.

  2. To consider and take action upon a proposal to approve the 1997 Equity Incentive Plan.

                 [_] FOR   [_] AGAINST   [_] ABSTAIN

  3. To consider and take action upon a proposal to approve the grant to James
   J. Cotter, Chairman of the Board of the Company, of an option to purchase, subject to satisfaction of certain conditions, up to 460,000 shares of Common Stock of the Company.

                  [_] FOR   [_] AGAINST   [_] ABSTAIN

  4. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                           (please see reverse side)

                         (continued from reverse side)

  THIS PROXY WILL BE VOTED AS SPECIFIED. IF A CHOICE IS NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR EACH OF THE ABOVE PROPOSALS.

                                           Dated: _______________________, 1997

                                           ____________________________________
                                           (Please sign name(s) exactly as
                                           registered)

                                           ____________________________________
                                           (If there are co-owners, both
                                           should sign)

                                           ____________________________________
                                           Telephone number

  THIS PROXY SHOULD BE DATED, SIGNED BY THE STOCKHOLDER EXACTLY AS HIS NAME APPEARS ON HIS STOCK CERTIFICATE AND RETURNED PROMPTLY TO THE COMPANY, C/O NORWEST BANK MINNESOTA, N.A., SHAREOWNER SERVICES DEPT., 161 NORTH CONCORD EXCHANGE, SOUTH ST. PAUL, MN 55075-0738, IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.